Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Years Ended
(Dollars in thousands, except per share data)	December 31,

	2022	2021	% Change

Interest income	$2,075,787	$1,653,343	26%
Interest expense	278,887	120,396	132

Net interest income	1,796,900	1,532,947	17
Provision for (reversal of) credit losses	84,553	(106,251)	nm

Net interest income after provision for credit losses	1,712,347	1,639,198	4

Non-interest revenue:
Service charges on deposit accounts	93,067	86,310	8
Fiduciary and asset management fees	78,414	77,147	2
Card fees	61,833	51,399	20
Brokerage revenue	67,034	56,439	19
Mortgage banking income	17,476	54,371	(68)
Capital markets income	26,702	26,118	2
Income from bank-owned life insurance	29,720	38,019	(22)
Investment securities gains (losses), net	—	(799)	nm
Other non-interest revenue	35,090	61,062	(43)

Total non-interest revenue	409,336	450,066	(9)

Non-interest expense:
Salaries and other personnel expense	681,710	649,426	5
Net occupancy, equipment, and software expense	174,730	169,222	3
Third-party processing and other services	88,617	86,688	2
Professional fees	37,189	32,785	13
FDIC insurance and other regulatory fees	29,083	22,355	30
Restructuring charges	(9,690)	7,223	(234)
Other operating expenses	155,867	132,205	18

Total non-interest expense	1,157,506	1,099,904	5

Income before income taxes	964,177	989,360	(3)
Income tax expense	206,275	228,893	(10)

Net income	757,902	760,467	—

Less: Preferred stock dividends	33,163	33,163	—

Net income available to common shareholders	$724,739	$727,304	—%

Net income per common share, basic	4.99	4.95	1%

Net income per common share, diluted	4.95	4.90	1

Cash dividends declared per common share	1.36	1.32	3

Return on average assets	1.32%	1.37%	(5) bps
Return on average common equity	17.41	15.56	185

Weighted average common shares outstanding, basic	145,364	147,041	(1)%
Weighted average common shares outstanding, diluted	146,481	148,495	(1)

nm - not meaningful
bps - basis points

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2022				2021	Fourth Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'22 vs '21
						% Change

Interest income	$654,654	551,299	453,772	416,062	418,279	57%
Interest expense	153,308	73,380	28,384	23,814	25,966	490

Net interest income	501,346	477,919	425,388	392,248	392,313	28
Provision for (reversal of) credit losses	34,884	25,581	12,688	11,400	(55,210)	nm

Net interest income after provision for credit losses	466,462	452,338	412,700	380,848	447,523	4

Non-interest revenue:
Service charges on deposit accounts	23,639	23,398	23,491	22,539	22,221	6
Fiduciary and asset management fees	18,836	19,201	20,100	20,277	20,602	(9)
Card fees	15,887	15,101	16,089	14,756	12,861	24
Brokerage revenue	19,996	17,140	15,243	14,655	14,795	35
Mortgage banking income	2,554	5,065	3,904	5,953	7,059	(64)
Capital markets income	6,998	6,839	7,393	5,472	7,188	(3)
Income from bank-owned life insurance	7,206	6,792	9,165	6,556	15,168	(52)
Investment securities gains (losses), net	—	—	—	—	230	nm
Other non-interest revenue	7,323	10,762	1,881	15,126	16,944	(57)

Total non-interest revenue	102,439	104,298	97,266	105,334	117,068	(12)

Non-interest expense:
Salaries and other personnel expense	182,629	173,334	161,063	164,684	167,018	9
Net occupancy, equipment, and software expense	45,192	43,462	43,199	42,877	42,780	6
Third-party processing and other services	23,130	22,539	21,952	20,996	22,791	1
Professional fees	11,096	6,755	10,865	8,474	9,014	23
FDIC insurance and other regulatory fees	8,232	7,707	6,894	6,250	6,016	37
Restructuring charges	(2,372)	956	(1,850)	(6,424)	5,958	(140)
Other operating expenses	41,089	39,257	39,928	35,593	41,630	(1)

Total non-interest expense	308,996	294,010	282,051	272,450	295,207	5

Income before income taxes	259,905	262,626	227,915	213,732	269,384	(4)
Income tax expense	54,135	59,582	49,863	42,695	68,983	(22)

Net income	205,770	203,044	178,052	171,037	200,401	3

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$197,479	194,753	169,761	162,746	192,110	3

Net income per common share, basic	$1.36	1.34	1.17	1.12	1.32	3%

Net income per common share, diluted	1.35	1.33	1.16	1.11	1.31	3

Cash dividends declared per common share	0.34	0.34	0.34	0.34	0.33	3

Return on average assets *	1.38%	1.39	1.26	1.22	1.40	(2) bps
Return on average common equity *	20.93	18.66	16.48	14.20	16.11	482

Weighted average common shares outstanding, basic	145,467	145,386	145,328	145,273	145,316	—%
Weighted average common shares outstanding, diluted	146,528	146,418	146,315	146,665	146,793	—

nm - not meaningful
bps - basis points
* - ratios are annualized

`

Synovus

BALANCE SHEET DATA	December 31, 2022	September 30, 2022	December 31, 2021

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$624,097	$516,163	$432,925
Interest-bearing funds with Federal Reserve Bank	1,280,684	1,260,748	2,479,006
Interest earning deposits with banks	34,632	32,445	25,535
Federal funds sold and securities purchased under resale agreements	38,367	58,448	72,387
Cash and cash equivalents	1,977,780	1,867,804	3,009,853

Investment securities available for sale, at fair value	9,678,103	9,587,508	10,918,329
Loans held for sale ($51,136, $56,517, and $108,198 measured at fair value, respectively)	391,502	696,450	750,642

Loans, net of deferred fees and costs	43,716,353	42,571,458	39,311,958
Allowance for loan losses	(443,424)	(421,359)	(427,597)
Loans, net	43,272,929	42,150,099	38,884,361

Cash surrender value of bank-owned life insurance	1,089,280	1,084,060	1,068,616
Premises, equipment, and software, net	370,632	376,823	407,241
Goodwill	452,390	452,390	452,390
Other intangible assets, net	27,124	29,242	35,596
Other assets	2,471,638	2,395,146	1,790,198
Total assets	$59,731,378	$58,639,522	$57,317,226

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$15,639,899	$16,359,551	$16,392,653
Interest-bearing deposits	33,231,660	31,338,013	33,034,623

Total deposits	48,871,559	47,697,564	49,427,276

Federal funds purchased and securities sold under repurchase agreements	146,588	240,210	264,133
Other short-term borrowings	603,384	614,232	200
Long-term debt	4,109,597	4,434,327	1,204,229
Other liabilities	1,524,449	1,423,474	1,124,588
Total liabilities	55,255,577	54,409,807	52,020,426

Shareholders' equity:
Preferred stock – no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock – $1.00 par value. Authorized 342,857,143 shares; issued 170,141,492, 170,097,791, and 169,383,758; outstanding 145,486,634, 145,442,933, and 145,010,086	170,141	170,098	169,384
Additional paid-in capital	3,920,346	3,916,729	3,894,109
Treasury stock, at cost – 24,654,858, 24,654,858, and 24,373,672 shares	(944,484)	(944,484)	(931,497)
Accumulated other comprehensive income (loss), net	(1,442,117)	(1,534,314)	(82,321)
Retained earnings	2,234,770	2,084,541	1,709,980
Total shareholders’ equity	4,475,801	4,229,715	5,296,800
Total liabilities and shareholders' equity	$59,731,378	$58,639,522	$57,317,226

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	2022			2021
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$32,402,218	$1,448,463	4.47%	$29,630,598	$1,150,835	3.88%
Consumer loans (1) (2)	8,823,424	361,524	4.10	8,520,247	334,917	3.93
Less: Allowance for loan losses	(421,506)	—	—	(537,324)	—	—
Loans, net	40,804,136	1,809,987	4.44	37,613,521	1,485,752	3.95
Investment securities available for sale	11,208,886	209,951	1.87	9,603,343	140,077	1.46
Trading account assets	13,374	261	1.95	5,613	87	1.55
Other earning assets(4)	1,220,653	18,756	1.52	3,002,110	3,912	0.13
FHLB and Federal Reserve Bank stock	214,289	6,722	3.14	159,176	2,891	1.82
Mortgage loans held for sale	75,325	3,353	4.45	203,840	5,935	2.91
Other loans held for sale	682,961	30,684	4.43	580,162	17,874	3.04
Total interest earning assets	54,219,624	$2,079,714	3.84%	51,167,765	$1,656,528	3.24%
Cash and due from banks	574,250			561,170
Premises and equipment	385,622			445,333
Other real estate	6,356			1,522
Cash surrender value of bank-owned life insurance	1,078,653			1,058,966
Other assets(5)	1,345,568			2,133,725
Total assets	$57,610,073			$55,368,481
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,027,636	$25,912	0.29%	$8,701,078	$9,844	0.11%
Money market accounts	15,385,765	79,567	0.52	15,607,034	27,556	0.18
Savings deposits	1,481,372	399	0.03	1,335,269	229	0.02
Time deposits	2,667,101	13,902	0.52	3,630,401	18,107	0.50
Brokered deposits	3,644,957	67,452	1.85	3,028,797	19,183	0.63
Federal funds purchased and securities sold under repurchase agreements	205,753	1,308	0.63	210,949	128	0.06
Other short-term borrowings	466,254	10,945	2.32	8	—	—
Long-term debt	1,999,595	79,402	3.95	1,203,282	45,349	3.77
Total interest-bearing liabilities	34,878,433	$278,887	0.78%	33,716,818	$120,396	0.35%
Non-interest-bearing demand deposits	16,731,967			15,304,120
Other liabilities	1,298,972			1,135,565
Shareholders' equity	4,700,701			5,211,978
Total liabilities and shareholders' equity	$57,610,073			$55,368,481
Net interest income, taxable equivalent net interest margin (6)		$1,800,827	3.34%		$1,536,132	3.01%
Less: taxable-equivalent adjustment		3,927			3,185
Net interest income		$1,796,900			$1,532,947

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: 2022 — $57.3 million and 2021 — $115.5 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(985.6) million and $46.0 million for the years ended December 31, 2022 and 2021, respectively.
(6)The net interest margin is calculated by dividing net interest income-taxable equivalent by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Fourth Quarter 2022			Third Quarter 2022			Fourth Quarter 2021
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$34,103,384	$474,439	5.52%	$32,836,799	$384,995	4.65%	$29,685,875	$286,513	3.83%
Consumer loans (1) (2)	9,041,520	101,905	4.50	8,931,573	94,425	4.21	8,679,722	83,836	3.85
Less: Allowance for loan losses	(427,525)	—	—	(419,160)	—	—	(474,972)	—	—
Loans, net	42,717,379	576,344	5.36	41,349,212	479,420	4.60	37,890,625	370,349	3.88
Investment securities available for sale	11,296,449	58,840	2.09	11,126,705	53,550	1.93	10,884,571	41,447	1.52
Trading account assets	15,552	68	1.75	16,771	81	1.93	11,280	42	1.50
Other earning assets(4)	1,148,099	10,490	3.58	1,012,717	5,791	2.24	3,186,271	1,208	0.15
FHLB and Federal Reserve Bank stock	270,822	2,805	4.14	244,879	1,412	2.31	159,933	919	2.30
Mortgage loans held for sale	46,240	688	5.95	66,601	862	5.18	130,786	1,009	3.09
Other loans held for sale	514,811	6,550	4.98	892,805	11,155	4.89	518,992	4,189	3.16
Total interest earning assets	56,009,352	$655,785	4.65%	54,709,690	$552,271	4.01%	52,782,458	$419,163	3.16%
Cash and due from banks	651,189			557,537			541,788
Premises and equipment	375,352			383,189			421,577
Other real estate	—			2,398			1,351
Cash surrender value of bank-owned life insurance	1,085,394			1,080,914			1,067,004
Other assets(5)	842,130			1,322,251			2,097,751
Total assets	$58,963,417			$58,055,979			$56,911,929
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$8,627,386	$14,160	0.65%	$8,436,922	$5,782	0.27%	$9,165,054	$2,238	0.10%
Money market accounts	14,771,308	46,671	1.25	15,411,450	20,696	0.53	15,998,203	5,562	0.14
Savings deposits	1,450,153	176	0.05	1,508,312	84	0.02	1,408,858	65	0.02
Time deposits	2,567,979	7,648	1.18	2,270,163	2,428	0.42	3,163,062	2,600	0.33
Brokered deposits	4,986,542	39,500	3.14	3,899,669	17,927	1.82	2,836,841	3,979	0.56
Federal funds purchased and securities sold under repurchase agreements	141,707	437	1.21	240,412	641	1.04	227,664	24	0.04
Other short-term borrowings	660,295	6,383	3.78	709,078	3,666	2.02	32	—	—
Long-term debt	3,446,306	38,333	4.39	2,656,939	22,156	3.29	1,203,959	11,498	3.82
Total interest-bearing liabilities	36,651,676	$153,308	1.60%	35,132,945	$73,380	0.81%	34,003,673	$25,966	0.30%
Non-interest-bearing demand deposits	16,569,275			16,904,353			16,545,203
Other liabilities	1,462,394			1,340,020			1,095,080
Shareholders' equity	4,280,072			4,678,661			5,267,973
Total liabilities and shareholders' equity	$58,963,417			$58,055,979			$56,911,929
Net interest income, taxable equivalent net interest margin (6)		$502,477	3.60%		$478,891	3.49%		$393,197	2.96%
Less: taxable-equivalent adjustment		1,131			972			884
Net interest income		$501,346			$477,919			$392,313

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: Fourth Quarter 2022 — $11.7 million, Third Quarter 2022 — $11.9 million, and Fourth Quarter 2021 — $24.7 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.69) billion, $(1.06) billion, and $(34.2) million for the Fourth Quarter 2022, Third Quarter 2022, and Fourth Quarter 2021, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2022	September 30, 2022	% Change	December 31, 2021	% Change
Commercial, Financial, and Agricultural	$13,874,416	$13,254,966	5%	$12,147,858	14%
Owner-Occupied	8,192,240	7,957,550	3	7,475,066	10
Total Commercial & Industrial	22,066,656	21,212,516	4	19,622,924	12

Multi-Family	3,134,571	2,949,172	6	2,129,424	47
Hotels	1,708,194	1,712,016	—	1,537,060	11
Office Buildings	3,011,911	2,945,771	2	2,511,058	20
Shopping Centers	1,403,928	1,441,385	(3)	1,655,465	(15)
Warehouses	1,035,152	943,961	10	801,639	29
Other Investment Property	1,350,291	1,246,099	8	1,268,130	6
Total Investment Properties	11,644,047	11,238,404	4	9,902,776	18

1-4 Family Construction	229,263	249,840	(8)	206,881	11
1-4 Family Investment Mortgage	387,670	389,787	(1)	438,588	(12)
Total 1-4 Family Properties	616,933	639,627	(4)	645,469	(4)

Commercial Development	79,889	92,159	(13)	102,790	(22)
Residential Development	108,661	119,019	(9)	171,820	(37)
Land Acquisition	200,783	198,756	1	192,256	4
Land and Development	389,333	409,934	(5)	466,866	(17)

Total Commercial Real Estate	12,650,313	12,287,965	3	11,015,111	15

Consumer Mortgages	5,214,443	5,166,928	1	5,068,998	3
Home Equity Lines	1,757,038	1,708,246	3	1,361,419	29
Credit Cards	203,612	197,978	3	204,172	—
Other Consumer Loans	1,824,291	1,997,825	(9)	2,039,334	(11)
Total Consumer	8,999,384	9,070,977	(1)	8,673,923	4

Total	$43,716,353	$42,571,458	3%	$39,311,958	11%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)
	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
Loan Type	December 31, 2022	September 30, 2022	% Change	December 31, 2021	% Change
Commercial, Financial, and Agricultural	$59,307	$59,275	—%	$61,787	(4)%
Owner-Occupied	10,104	8,433	20	11,196	(10)
Total Commercial & Industrial	69,411	67,708	3	72,983	(5)

Multi-Family	1,857	2,550	(27)	2,380	(22)
Office Buildings	309	884	(65)	1,615	(81)
Shopping Centers	735	742	(1)	915	(20)
Warehouses	223	223	—	223	—
Other Investment Property	349	641	(46)	717	(51)
Total Investment Properties	3,473	5,040	(31)	5,850	(41)

1-4 Family Construction	55	55	—	55	—
1-4 Family Investment Mortgage	3,067	3,036	1	4,508	(32)
Total 1-4 Family Properties	3,122	3,091	1	4,563	(32)

Commercial Development	—	422	(100)	449	(100)
Residential Development	267	267	—	446	(40)
Land Acquisition	891	980	(9)	1,023	(13)
Land and Development	1,158	1,669	(31)	1,918	(40)

Total Commercial Real Estate	7,753	9,800	(21)	12,331	(37)

Consumer Mortgages	36,847	32,527	13	29,078	27
Home Equity Lines	6,830	7,121	(4)	9,773	(30)
Other Consumer Loans	7,220	4,938	46	6,877	5
Total Consumer	50,897	44,586	14	45,728	11

Total	$128,061	$122,094	5%	$131,042	(2)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2022				2021	Fourth Quarter

	Fourth	Third	Second	First	Fourth	'22 vs '21
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPL)	$128,061	122,094	109,024	132,131	131,042	(2)%
Impaired Loans Held for Sale	—	447	—	—	—	nm
Other Real Estate and Other Assets	15,320	15,320	26,759	26,759	27,137	(44)

Non-performing Assets (NPAs)	143,381	137,861	135,783	158,890	158,179	(9)

Allowance for Loan Losses (ALL)	443,424	421,359	407,837	414,956	427,597	4
Reserve for Unfunded Commitments	57,455	57,936	50,559	47,317	41,885	37

Allowance for Credit Losses (ACL)	500,879	479,295	458,396	462,273	469,482	7

Net Charge-Offs - Quarter	13,300	4,682	16,565	18,609	10,522
Net Charge-Offs - YTD	53,156	39,856	35,174	18,609	77,788
Net Charge-Offs / Average Loans - Quarter (1)	0.12%	0.04	0.16	0.19	0.11
Net Charge-Offs / Average Loans - YTD (1)	0.13	0.13	0.18	0.19	0.20
NPLs / Loans	0.29	0.29	0.26	0.33	0.33
NPAs / Loans, ORE and specific other assets	0.33	0.32	0.33	0.40	0.40
ACL/Loans	1.15	1.13	1.11	1.15	1.19
ALL/Loans	1.01	0.99	0.99	1.03	1.09

ACL/NPLs	391.13	392.56	420.45	349.86	358.27
ALL/NPLs	346.26	345.11	374.08	314.05	326.31

Past Due Loans over 90 days and Still Accruing	$3,373	3,443	2,251	3,067	6,770	(50)
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.02

Total Past Due Loans and Still Accruing	$65,568	63,545	56,160	45,385	57,565	14
As a Percentage of Loans Outstanding	0.15%	0.15	0.14	0.11	0.15

Accruing Troubled Debt Restructurings (TDRs)	$146,840	118,755	164,101	145,957	119,804	23

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2022	September 30, 2022	December 31, 2021

Tier 1 Capital	$5,463,338	5,306,324	4,925,763
Total Risk-Based Capital	6,415,680	6,237,082	5,827,196
Common Equity Tier 1 Capital Ratio	9.63%	9.52	9.50
Tier 1 Capital Ratio	10.68	10.59	10.66
Total Risk-Based Capital Ratio	12.54	12.45	12.61
Tier 1 Leverage Ratio	9.07	9.04	8.72
Total Shareholders’ Equity to Total Assets Ratio	7.49	7.21	9.24
Tangible Common Equity Ratio(2)(4)	5.84	5.52	7.52
Book Value Per Common Share(3)	$27.07	25.39	32.82
Tangible Book Value Per Common Share(2)	23.78	22.08	29.46

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.